                                                                    EXHIBIT 24.1

                                   SIGNATURES

    In accordance with the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, in the City of Foster City, County of San Mateo, State of California, on the 7th day of June, 1996.

                                INVISION TECHNOLOGIES, INC.

                                By:          /s/ DR. SERGIO MAGISTRI
                                     ----------------------------------------
                                               Dr. Sergio Magistri
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                          (PRINCIPAL EXECUTIVE OFFICER)

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dr. Sergio Magistri and Curtis P. DiSibio and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

    IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT WAS SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES STATED.

                SIGNATURE                               TITLE                    DATE
- ------------------------------------------  ------------------------------  --------------

         /s/ DR. SERGIO MAGISTRI            (Principal Executive Officer,
- ------------------------------------------   Director)                      June 7, 1996
           Dr. Sergio Magistri

          /s/ CURTIS P. DISIBIO             (Principal Financial and
- ------------------------------------------   Accounting Officer)            June 7, 1996
            Curtis P. DiSibio

           /s/ DOUGLAS P. BOYD
- ------------------------------------------  Director                        June 7, 1996
             Douglas P. Boyd

         /s/ DR. GIOVANNI LANZARA
- ------------------------------------------  Director                        June 7, 1996
           Dr. Giovanni Lanzara

             /s/ BRUNO TREZZA
- ------------------------------------------  Director                        June 7, 1996
               Bruno Trezza